Exhibit 10.3

ALLONGE TO INTERCOMPANY NOTE

February 23, 2011

This allonge is affixed to and made a part of that certain Intercompany Note, dated April 6, 2010, executed by RadNet, Inc., a Delaware corporation, Radnet Management, Inc., a California corporation (the “Borrower”), and certain subsidiaries and affiliates of the Borrower, as Payors, and payable to the order of the Payees referred to therein (as amended, supplemented, replaced or otherwise modified from time to time, the “Promissory Note”).  As used herein, capitalized terms defined in the Promissory Note and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Promissory Note.

By executing this allonge, each of the undersigned becomes a Group Member under the Promissory Note and, as such, may become a Payor and/or a Payee, as applicable, and is bound by all the terms, conditions, obligations, liabilities and undertakings to which a Group Member is subject thereunder as if such of the undersigned were an original party to the Promissory Note and an original signatory thereof.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this allonge to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

EAST BERGEN IMAGING, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

IMAGING ON CALL, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED NA, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED RADIOLOGY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to
Allonge to Intercompany Note

ENDORSEMENT

dated as of ___________________

FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to ___________ all of its right, title and interest in and to the Intercompany Note, dated April 6, 2010 (as amended, supplemented, replaced or otherwise modified from time to time, the “Promissory Note”), made by RadNet, Inc., a Delaware corporation, Radnet Management, Inc., a California corporation (the “Borrower”), and each other affiliate and subsidiary of the Borrower or any other person that becomes a party thereto, and payable to the undersigned.  This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof.

[Signature page follows]

EAST BERGEN IMAGING, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

IMAGING ON CALL, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED NA, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED RADIOLOGY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to
Allonge to Intercompany Note